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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 3, 2006

                                ELECTROGLAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    0-21626                77-0336101
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

       5729 Fontanoso Way, San Jose, California                  95138
       (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 3, 2006, Electroglas, Inc., a Delaware corporation (the "Company"), entered into separate Exchange Agreements (the "Exchange Agreements") with certain holders (the "Exchanging Holders") of the Company's 5.25% Convertible Subordinated Notes Due 2007 (the "Notes"). Pursuant to the Exchange Agreements, the Company has agreed to issue 170.73 shares of its common stock and pay $300 in cash plus accrued interest, in exchange for each $1,000 in principal amount of the Notes. The aggregate number of the Company's common stock issuable under the Exchange Agreements is approximately 4.268 million shares and the aggregate cash consideration is approximately $7.5 million, excluding accrued interest due on the Notes.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Exchange Agreements, a form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

See the disclosures set forth in Item 1.01 of this Form 8-K, which is incorporated herein by reference.

On May 3, 2006, in connection with the Exchange Agreements, the Company issued approximately 4.268 million shares of its common stock to the Exchanging Holders without registration, in reliance on the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended. The Company issued a press release on May 3, 2006 with respect to these transactions, which is included in this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

 EXHIBIT
  NUMBER     DESCRIPTION
---------    -------------------------------------------------------------------
10.1         Form of Exchange Agreement.
99.1         Press Release, dated May 3, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                     Electroglas, Inc.


Date: May 3, 2006                                    By: /s/ Thomas E. Brunton
                                                         -----------------------
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

(d)  EXHIBITS.

 EXHIBIT
  NUMBER     DESCRIPTION
---------    -------------------------------------------------------------------
10.1         Form of Exchange Agreement.
99.1         Press Release, dated May 3, 2006.